UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 13, 2023

Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue,	Cleveland,	Ohio	44115-2634
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATHX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on October 20, 2022, Athersys, Inc. (the “Company”) received a written notification from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) that the Company is not in compliance with the requirement to maintain a minimum market value of listed securities of $35 million, as set forth in Nasdaq Listing Rule 5550(b)(2) (the “Market Value Standard”), because the market value of the Company’s common stock (the “Common Stock”) was below $35 million for 30 consecutive business days.

On April 13, 2023, the Company received written notification (the “Notification”) from Nasdaq stating that the Company had not regained compliance with the Market Value Standard. Pursuant to the Notification, the Common Stock is subject to delisting from Nasdaq pending the Company’s opportunity to request a hearing before the Nasdaq Hearings Panel (the “Panel”).

The Company intends to diligently pursue an appeal of the Notification before the Panel and regain compliance with the Rule. Under Nasdaq rules, the delisting of the Common Stock will be stayed during the pendency of the appeal and during such time, the Common Stock will continue to be listed on Nasdaq. If the Company did not request a hearing before the Panel by April 20, 2023, the Common Stock would be scheduled for delisting at the opening of business on April 24, 2023. On April 14, 2023, the Company submitted its request for an appeal before the Panel.

There can be no assurance that such appeal will be successful or that the Company will be able to regain compliance with the Rule or maintain compliance with other Nasdaq listing requirements. If the Company’s appeal is denied or if it fails to regain compliance with Nasdaq’s continued listing standards during any period granted by the Panel, the Common Stock will be subject to delisting from Nasdaq.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 14, 2023

ATHERSYS, INC.

By:	/s/ Daniel Camardo
Name: Daniel Camardo Title: Chief Executive Officer